UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

KUSHCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11958 Monarch Street, Garden Grove, CA	92841
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 8, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of KushCo Holdings, Inc. (the “Company”), after discussion with management of the Company and the Company’s independent registered public accounting firm, RBSM LLP (“RBSM”), concluded that the Company’s previously issued audited consolidated financial statements as of and for the fiscal years ended August 31, 2018 and 2017 included in the Company’s Annual Reports on Form 10-K for such periods and unaudited condensed consolidated interim financial statements as of and for the fiscal periods ended May 31, 2017, November 30, 2017, February 28, 2018, May 31, 2018 and November 30, 2018 included in the Company’s Quarterly Reports on Form 10-Q for such periods should no longer be relied upon. Similarly, management’s reports on the effectiveness of internal controls over financial reporting, earnings releases, and investor communications describing the financial statements for the periods described above should no longer be relied upon.

As part of preparing its condensed consolidated interim financial statements as of and for the fiscal period ended February 28, 2019, the Company identified inadvertent errors in the accounting for certain shared-settled contingent consideration (“Contingent Consideration”) relating to the Company’s acquisition of CMP Wellness in May 2017, Summit Innovations in May 2018, and Hybrid Creative in July 2018. In connection with those acquisitions, Contingent Consideration relating to the respective earnout arrangements were recorded as equity. Upon further evaluation, the Company determined that the Contingent Consideration should have been accounted for as liabilities with changes in the fair value recorded in the Company’s consolidated statements of operations.

Based on the foregoing determination, the Company will correct the material misstatements in the Company’s previously issued consolidated financial statements as of and for the fiscal years ended August 31, 2018 and 2017 and condensed consolidated interim financial statements as of and for the fiscal periods ended May 31, 2017, November 30, 2017, February 28, 2018 and May 31, 2018 in a comprehensive amended Annual Report on Form 10-K for the fiscal year ended August 31, 2018 with expanded financial information and other disclosures in lieu of filing separate amended annual and quarterly reports for the affected periods during the fiscal years ended August 31, 2018 and 2017, and to correct the material misstatements in the Company’s previously-issued condensed consolidated interim financial statements as of and for the fiscal period ended November 30, 2018 in an amended Quarterly Report on Form 10-Q for such period.

The Company expects the corrected misstatements to have the following impact on its restated annual consolidated financial statements:

•	Increase net loss from $10.2 million to $24.3 million during its fiscal year ended August 31, 2018;
•	Increase net income from $0.1 million to $1.7 million during its fiscal year ended August 31, 2017;
•	No impact on its net revenue or gross profit for any of the restated fiscal periods; and
•	No impact on its cash flows from operations for any of the restated fiscal periods.

The Company intends to file such amended reports as soon as practicable.

Management has concluded that the Company’s internal control over financial reporting and its disclosure controls and procedures were not effective as of the end of the respective restatement periods. The Company will amend any disclosures pertaining to its evaluation of such internal controls and procedures, as appropriate, in connection with the amended 10-K and 10-Q filings. In February 2019, the Company engaged a national accounting advisory firm to assist with the design and implementation of its internal controls over financial reporting based on the criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

The Audit Committee discussed the matters described in this Item 4.02 with representatives of RBSM.

Forward-Looking Statements

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of the Company’s past financial statements and the expected timing of filing of the Company’s amended periodic reports. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended August 31, 2018 and the Company’s other filings with the SEC. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 8.01.	Other Events.

On April 9, 2019, the Company issued a press release announcing that it will restate certain previously issued financial statements as described in Item 4.02 herein. The press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release issued by KushCo Holdings, Inc. on April 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSHCO HOLDINGS, INC.
(Registrant)

April 9, 2019	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release issued by KushCo Holdings, Inc. on April 9, 2019.